UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

May 10, 2012

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of Principal Executive Offices)		(Zip Code)

805-447-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 15, 2012, Amgen Inc. (the “Company”) issued and sold $1,250,000,000 of its 2.125% Senior Notes due 2017 (the “2017 Notes”), $750,000,000 of its 3.625% Senior Notes due 2022 (the “2022 Notes”) and $1,000,000,000 of its 5.375% Senior Notes due 2043 (the “2043 Notes” and, together with the 2017 Notes and the 2022 Notes, the “Notes”). The Notes are registered under an effective Registration Statement on Form S-3 (Registration No. 333-172617), filed on March 4, 2011, and were issued pursuant to an indenture, dated as of August 4, 2003 (the “Indenture”), between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee, and an officers’ certificate, dated as of May 15, 2012 (the “Officers’ Certificate”), setting forth the terms of the Notes. Net proceeds to the Company from the offering were approximately $2,974,625,000, after deducting underwriters’ discounts and estimated offering expenses payable by the Company.

The relevant terms of the Notes are set forth in the Indenture, included as Exhibit 4.1 of the Company’s Registration Statement on Form S-3 (No. 333-107639), filed on August 4, 2003, and incorporated herein by reference, and the Officers’ Certificate (including forms of the Notes) attached hereto as Exhibit 4.2 and incorporated herein by reference. In the event of a change in control triggering event as defined in the Officers’ Certificate attached hereto as Exhibit 4.2, the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of Notes, plus accrued and unpaid interest, if any. The descriptions of the Indenture, the Officers’ Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificate and the Notes, respectively.

The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, senior in right of payment to all of the Company’s existing and future subordinated indebtedness, effectively subordinated in right of payment to all of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to the Company’s secured obligations, to the extent of the assets securing such obligations.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated May 10, 2012, by and among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of August 4, 2003, between the Company and JPMorgan Chase Bank, N.A., as trustee. (1)

4.2	Officers’ Certificate of Amgen Inc., dated as of May 15, 2012, including forms of the Company’s 2.125% Senior Notes due 2017, 3.625% Senior Notes due 2022 and 5.375% Senior Notes due 2043.

5.1	Opinion of Latham & Watkins LLP, dated May 15, 2012.

23.1	Consent of Latham & Watkins LLP included in Exhibit 5.1.

(1)	Filed as an exhibit to Form S-3 Registration Statement dated August 4, 2003, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 15, 2012	By:	/s/ JONATHAN M. PEACOCK
	Name:	Jonathan M. Peacock
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated May 10, 2012, by and among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of August 4, 2003, between the Company and JPMorgan Chase Bank, N.A., as trustee. (1)

4.2	Officers’ Certificate of Amgen Inc., dated as of May 15, 2012, including forms of the Company’s 2.125% Senior Notes due 2017, 3.625% Senior Notes due 2022 and 5.375% Senior Notes due 2043.

5.1	Opinion of Latham & Watkins LLP, dated May 15, 2012.

23.1	Consent of Latham & Watkins LLP included in Exhibit 5.1.

(1)	Filed as an exhibit to Form S-3 Registration Statement dated August 4, 2003, and incorporated herein by reference.